                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 Amendment No. 1
                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


          Date of Report (date of earliest event reported) June 9, 2002


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)



          Delaware                         0-16014              23-2417713
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
       incorporation)                                        Identification No.)


               One North Main Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On June 9, 2002, Adelphia Communications Corporation (the "Company") dismissed Deloitte & Touche LLP ("Deloitte"), its former independent accountants. On June 13, 2002, the Company retained PricewaterhouseCoopers LLP ("PwC") in that role. The Board of Directors of the Company and the Audit Committee of the Board of Directors approved the decision to change independent accountants.

         The Company has not yet completed its financial statements or filed its Annual Report on Form 10-K for the year ended December 31, 2001, nor has the Company filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2002. As of the date on which Deloitte was dismissed as the Company's independent public accountants, Deloitte had not completed its audit nor had it issued its report with respect to the Company's financial statements for the year ended December 31, 2001.

         The report of Deloitte on the financial statements of the Company for the year ended December 31, 2000 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2000 and December 31, 2001, and through the date of this Form 8-K, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure that, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of such disagreement in its reports on the financial statements; as stated below, on May 14, 2002, Deloitte suspended its audit of the financial statements of the Company for the year ended December 31, 2001. Other than to the extent discussed below, there were no reportable events (each, a "Reportable Event") within the meaning of Item 304(a)(1)(v) of Regulation S-K for the years ended December 31, 2001 and December 31, 2000 and through the date of this report. The Audit Committee discussed the Reportable Event referred to below with Deloitte and the Company authorized Deloitte to respond fully to inquiries of PwC concerning that Reportable Event.

         In March 2002, the Company's Board of Directors appointed a Special Committee of Independent Directors (the "Special Committee") whose Charter includes authority to review business relationships between the Company and affiliates of the Rigas family. As part of that review the Special Committee identified accounting and disclosure issues, some of which raised questions about whether the Company's management had engaged in improper activities. On May 14, 2002, Deloitte advised the Company that it had suspended its audit of the financial statements of the Company for the year ended December 31, 2001 and provided the Company with a list of issues that, according to Deloitte, needed to be resolved before the issuance of the Company's Annual Report on Form 10-K. Included in this list were circumstances that raised questions about whether employees of the Company had falsified accounting records and or engaged in other conduct in violation of law. On May 15, 2002, the Board of Directors authorized a formal investigation by counsel to the Special Committee into the nature and propriety of transactions between the Company and affiliates of the Rigas family, the integrity of the Company's books and records, the accuracy and completeness of the Company's financial accounting, the Company's compliance with its obligations under credit agreements and other debt instruments, and any other matters related to the Company that the Special Committee decides should be investigated. On June 9, 2002, following the transmission of (and without acknowledging receipt of) the Company's letter dismissing Deloitte, the Company received a letter from Deloitte in which Deloitte stated that it was still not prepared to resume its audit. In that letter Deloitte noted that the Company continued to employ executives who might have been involved in inappropriate conduct related to the Company's financial reporting and stated: "To the extent that any of those persons have been involved in illegal activities, there is no way that we would be willing to rely on their representations, and indeed the mere fact that they remain in their positions raises additional concerns." In a letter dated June 13, 2002 to Deloitte, the Company responded by noting that since May 25 the Company's accounting and finance staff have been headed by Christopher Dunstan, Chief Financial Officer and Treasurer, and Steven B. Teuscher, Chief Accounting Officer. In addition, the Company has retained the Conway Delgenio firm for restructuring advice. Neither Messrs. Dunstan or Teuscher, nor the Conway Delgenio firm, had any connection with the Company during the time that the potentially improper activities may have occurred. The members of the Company's accounting, finance and bank and investor relations staff, referred to in Deloitte's letter, who may have known or been directly implicated in inappropriate conduct, and who are cooperating with the investigation being conducted by counsel to the Special Committee, are being transferred to other duties pending completion of the investigation. In the letter, the Company noted that: "The management representations required in connection with the audit of the Company's financial statements will be provided by officers who had no involvement in prior management's improper activities and who will be adequately informed
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about the issues relating to the company's financial statements by the findings of the Special Committee counsel." At the close of business on Thursday, June 13, 2002, the Company faxed a draft of the disclosures made under this Item 4 to Deloitte, which advised the Company that it would not provide comments on such draft, but rather would respond to the Company filing by transmitting to the Company a letter addressed to the Securities and Exchange Commission (the "Commission") pursuant to Item 304(a)(3) of Regulation S-K. A copy of such letter is filed herewith as Exhibit 16.1. The Company disagrees with certain statements made by Deloitte in its letter, and will respond to such letter by filing a further amendment to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial Statements

                  Not applicable.

                  (b)      Pro forma Financial Statements

                  Not applicable.

                  (c)      Exhibits

                  16.1 Letter regarding change in certifying accountant (filed herewith).

                  99.1 Press release issued June 14, 2002, relating to the selection of PwC as the Company's independent public accountants (previously filed).

                  99.2 Press release issued June 10, 2002, relating to filing by Century Communications Corp. of petition seeking relief under Chapter 11 of the Bankruptcy Code (previously filed).

                  99.3 Letter of Resignation from Leonard Tow and Scott Schneider, dated June 10, 2002 (previously filed).

                  99.4 Press release issued June 10, 2002, relating to resignation of Leonard Tow and Scott Schneider from the Company's Board of Directors (previously filed).

                  99.5 Press release issued June 11, 2002, relating to the resignation of Mr. Peter Venetis from the Company's Board of Directors (previously filed).


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 28, 2002.                          ADELPHIA COMMUNICATIONS
                                               CORPORATION (Registrant)


                                               By:  /s/ ERLAND E. KAILBOURNE
                                                  ------------------------------
                                                  Erland E. Kailbourne
                                                  Chairman and Interim Chief
                                                  Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.                                 Description
-----------                                 -----------
16.1*                      Letter regarding change in certifying accountant.

99.1** Press release issued June 14, 2002, relating to the selection of PwC as the Company's independent public accountants.

99.2** Press release issued June 10, 2002, relating to filing by Century Communications Corp. of petition seeking relief under Chapter 11 of the Bankruptcy
                           Code.

99.3**                     Letter of Resignation from Leonard Tow and Scott
                           Schneider, dated June 10, 2002.

99.4** Press release issued June 10, 2002, relating to resignation of Leonard Tow and Scott Schneider from the Company's Board of Directors.

99.5** Press release issued June 11, 2002, relating to the resignation of Mr. Peter Venetis from the Company's
                           Board of Directors.

----------------------

*    Filed herewith
**   Previously filed


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